VANGUARG INTERNATIONAL INDEX PORTFOLIOS
                              PROSPECTUS SUPPLEMENT
                                 OCTOBER 7, 1997

After the close of business on November 28, 1997, the benchmark indexes for the Emerging Markets and European Portfolios of Vanguard International Equity Index Fund will undergo minor changes.

     The Emerging Markets Portfolio's benchmark index--the Morgan Stanley Capital International Select Emerging Markets Free Index--will add securities from the Czech Republic, Hungary, and Poland to reflect the increased levels of liquidity and market capitalization achieved by these markets. At the same time, securities from Portugal will be removed from the MSCI Select Emerging Markets Free Index and added to the European Portfolio's benchmark index, the MSCI Europe Index; this change reflects Portugal's economic maturity and stability.

     Previously, Portuguese securities had made up approximately 3.5% of the Emerging Markets Portfolio's benchmark index. Based on market capitalization as of August 29, 1997, the MSCI Select Emerging Markets Free Index's change and subsequent rebalancing is expected to give the Index an Eastern European exposure of approximately 2.6% (1.2%, 0.7%,, and 0.7%, respectively, in stocks from the Czech Republic, Hungary, and Poland). Portugal's addition to the MSCI Europe Index will represent approximately 0.77% of the Index's total capitalization.


                                                                           PS72A